Exhibit 99-1


                        Southcoast Financial Corporation
                                  News Release
                              Southcoast Announces
                                 Record Earnings

Mt. Pleasant, S.C., April 7, 2004 / PRNewswire / - Southcoast Financial Corporation (NASDAQ: SOCB), announced unaudited pre-tax income of $896,000 and unaudited net income of $617,000 or $0.23 per basic share, for the quarter ended March 31, 2004. This compares to pre-tax income of $549,000 and net income of $352,000 or $0.23 per basic share for the same period ending March 31, 2003. The earnings per share for the quarter ending March 31, 2004 is based on average shares of 2,716,392 compared to 1,527,699 shares for the same period in 2003. The additional shares are primarily the result of the successful stock offering completed in November 2003. The offering provided the Corporation with $18.8 million of new capital, and increased the number of shares by 1,104,000. Chairman and Chief Executive Officer, L. Wayne Pearson said, " We are very pleased with the performance of the Corporation during this quarter. To be able to report the same earnings per share as last year, with a 77.8% increase in the average number of shares outstanding, is a major accomplishment. Our focus continues to be the enhancement of shareholder value. Our continued growth and the expansion of our franchise in the greater Charleston area market are attributable to the maturing of our branch network, and the professional efforts of our sales staff."

Total assets as of March 31, 2004 were $292.5 million compared to $205.1 million as of March 31, 2003, an increase of 42.6%. Deposits increased to $214.8 million, up 41.6% from $151.7 million as of March 31, 2003. Loans during the same period grew 44.4% to $206.1 million. The allowance for loan losses as a percentage of loans was 1.23% as of March 31. 2004.

The Corporation opened its sixth branch in Summerville in February 2004 and plans to open its seventh branch in Goose Creek this summer. Expectations are that two other branch applications will be filed with the regulators some time during 2004. The branches will be located at 8420 Dorchester Road, North Charleston and a third Mt. Pleasant location on Highway 17N. "Our rapid branch expansion is part of our strategic plan to become the premier bank in the greater Charleston market. We expect to continue to add branch locations in the future", Pearson noted.

Southcoast Financial Corporation headquartered in Mt. Pleasant, South Carolina, is the holding company of Southcoast Community Bank. The Bank, which opened for business July 20, 1998, is a state chartered commercial bank operating from its main office at 530 Johnnie Dodds Boulevard in Mt. Pleasant, South Carolina. Trading in Southcoast Financial Corporation's common stock is reported on NASDAQ under the symbol SOCB. Information about the corporation is available on our web site, www.southcoastbank.com.

This press release  contains  forward-looking  statements  about branch openings
within  the  meaning  of  the   Securities   Litigation   Reform  Act  of  1995.
Forward-looking statements give our expectations or forecasts of future events.

Any or all of our forward-looking statements here or in other publications may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results. Consequently, no forward looking-statements can be guaranteed. Our actual results may vary materially, and there are no guarantees about the performance of our stock.

We undertake no obligation to correct or update any forward-looking statements, whether as a result of new information, future results or otherwise. You are advised, however, to consult any future disclosures we make on related subjects in our reports to the SEC.

SOURCE   Southcoast Financial Corporation
/ Contact Robert M. Scott, Executive Vice President and
   Chief Financial Officer, (843) 216-3012

                        Southcoast Financial Corporation
                       Consolidated Statement of Condition
                  (Dollars in thousands, except per share data)

                                                            March 31        March 31      December 31     December 31    December 31
                                                              2004           2003            2003           2002            2001
                                                              ----           ----            ----           ----            ----
                                                           (Unaudited)    (Unaudited)      (Audited)      (Audited)       (Audited)
Assets
Cash and due from banks ............................       $  4,992        $ 14,877        $  5,550        $  5,490        $  6,627
Federal Funds sold .................................         43,033          25,479          12,031          14,583             560
Investments ........................................         21,679           7,331          22,048           7,263           8,283
Loans held for sale ................................          3,090           4,918             427           8,683           4,125
Loans:
 Commercial ........................................        119,446          80,295         113,621          78,793          45,409
 Mortgage ..........................................         82,643          57,746          84,214          52,475          46,655
 Consumer ..........................................          4,009           4,671           4,274           5,117           4,888
                                                           --------        --------        --------        --------        --------

  Total loans ......................................        206,098         142,712         202,109         136,385          96,952
Less: Allowance for loan Losses ....................          2,527           1,769           2,376           1,656           1,215
                                                           --------        --------        --------        --------        --------

Net loans ..........................................        203,571         140,943         199,733         134,729          95,737
Fixed assets .......................................         11,828           8,497           9,412           8,055           7,749
Other assets .......................................          4,311           3,039           3,671           2,366           1,228
                                                           --------        --------        --------        --------        --------

    Total Assets ...................................       $292,504        $205,084        $252,872        $181,169        $124,309
                                                           ========        ========        ========        ========        ========

Liabilities & Shareholders' Equity
Deposits:
 Non interest bearing ..............................       $ 25,557        $ 19,626        $ 19,646        $ 17,393        $ 12,667
 Interest bearing ..................................        189,222         132,061         146,567         115,262          69,189
                                                           --------        --------        --------        --------        --------

  Total deposits ...................................        214,779         151,687         166,213         132,655          81,856
Other borrowings ...................................         31,000          27,700          41,100          23,500          30,400
Trust Preferred debt ...............................         11,000          11,000          11,000          11,000               0
Other liabilities ..................................          1,490           1,640           1,149           1,304             504
                                                           --------        --------        --------        --------        --------

   Total liabilities ...............................        258,269         192,027         219,462         168,459         112,760

Shareholders' Equity
 Common Stock ......................................         33,375          13,027          33,298          12,330          11,340
 Retained Earnings .................................            860              30             112             380             209
                                                           --------        --------        --------        --------        --------

   Total shareholders' equity ......................         34,235          13,057          33,410          12,710          11,549
                                                           --------        --------        --------        --------        --------

   Total Liabilities and
    Shareholders' Equity ...........................       $292,504        $205,084        $252,872        $181,169        $124,309
                                                           ========        ========        ========        ========        ========

Book value per share ...............................       $  12.71           $8.55**     $   12.46        $   8.32**      $   7.59

Allowance for loan losses to Loans Ratio ...........           1.23%           1.24%           1.18%           1.21%           1.25%

** Adjusted for a 15% stock dividend in 2003 and a 10% dividend in 2002 and 2001 Southcoast Financial Corporation

                          Consolidated Income Statement
                (Dollars in thousands, except earnings per share)

                                                          Three Months Ended
                                                      March 31,        March 31,
                                                         2004            2003
                                                         ----            ----
                                                     (Unaudited)     (Unaudited)
Interest Income
 Interest and fees on loans ..................       $    3,317       $    2,551

 Interest on investments .....................              184              151
 Interest on Fed funds sold ..................               21               52
                                                     ----------       ----------

   Total interest income .....................            3,522            2,754

Interest expense .............................            1,186            1,184
                                                     ----------       ----------

   Net interest income .......................            2,335            1,570
Provision for loan losses ....................              150              120
                                                     ----------       ----------

   Net interest after provision ..............            2,185            1,450

Other noninterest income .....................              315              461
                                                     ----------       ----------

   Total operating income ....................            2,500            1,911

Noninterest expense
 Salaries and benefits .......................              976              864
 Occupancy and equipment .....................              282              243
 Other expenses ..............................              346              255
                                                     ----------       ----------


   Total noninterest expense .................            1,604            1,362

Income before taxes ..........................              896              549

Income tax expense ...........................              279              197
                                                     ----------       ----------

Net income ...................................       $      617       $      352
                                                     ==========       ==========

Basic net income per common share ............       $     0.23       $     0.23

Diluted net income per common share ..........       $     0.22       $     0.22

Average number of common shares
    Basic ....................................        2,716,392        1,527,699
    Diluted ..................................        2,750,467        1,594,636

                        Southcoast Financial Corporation
                         Selected Performance Indicators
                             (Dollars in Thousands)
                             (Except per share data)

                                                                                For the Quarter Ended
                                                                                ---------------------
                                                        Mar.         Dec.          Sept.         June          Mar.          Dec.
                                                        2004         2003          2003          2003          2003          2002
                                                        ----         ----          ----          ----          ----          ----
Total assets ...................................   $  292,504    $  252,872    $  233,418    $  220,341    $  205,084    $  181,169
Total loans ....................................   $  209,188    $  202,536    $  195,379    $  185,279    $  147,630    $  145,068
Total deposits .................................   $  214,779    $  166,213    $  168,389    $  166,064    $  151,687    $  132,655

# of loan accounts .............................        1,833         1,795         1,765         1,720         1,628         1,590
# deposit accounts .............................        6,773         6,019         6,011         5,765         5,539         5,309

Total accounts .................................        8,606         7,814         7,776         7,485         7,167         6,899

Net interest income ............................   $    2,335    $    2,268    $    2,081    $    1,939    $    1,570    $    1,390
Allowance for loan Losses ......................   $    2,527    $    2,376    $    2,251    $    2,071    $    1,769    $    1,656
Non-performing assets to loans .................         0.39%         0.04%         0.07%         0.59%         0.35%         0.07%
Net Income .....................................   $      617    $      542    $      428    $      382    $      352    $      329
Earnings  per share (Basic) ** .................   $     0.23    $     0.25    $     0.28    $     0.25    $     0.23    $     0.22
Earnings  per share (Diluted) ** ...............   $     0.22    $     0.24    $     0.27    $     0.25    $     0.23    $     0.21

Equity *** .....................................   $   34,235    $   33,410    $   13,757    $   13,508    $   13,057    $   12,710
Book value per share ** ........................   $    12.71    $    12.46    $     8.98    $     8.79    $     8.55    $     8.32

# offices open .................................            6             5             5             5             5             5
# offices under construction ...................            1             2             2             2             1             0
# office sites purchased / under contract ......            2             1             1             1             2             2
ATM stand alone under contract .................            1             -             -             -             -             -

Full time equivalent personnel .................           73            68            69            71            60            61

Average shares adjusted ........................    2,716,392     2,156,632     1,535,489     1,531,191     1,521,084     1,519,972
Average diluted shares .........................    2,750,467     2,199,583     1,610,454     1,602,225     1,594,400     1,583,858

                                                                                For the Quarter Ended
                                                                                ---------------------
                                         Sept.         June          March          Dec.         Sept.          June         March
                                         2002          2002          2002           2001          2001          2001          2001
                                         ----          ----          ----           ----          ----          ----          ----
Total assets .....................   $  170,004    $  156,097    $  121,510    $  124,308    $  120,290    $  113,775    $  105,355
Total loans ......................   $  125,467    $  122,572    $  100,296    $  101,077    $   95,822    $   91,336    $   84,569
Total deposits ...................   $  130,653    $  121,358    $   88,852    $   81,856    $   82,048    $   78,567    $   77,686

# of loan accounts ...............         1498          1473          1341         1,300          1238          1199         1,139
# deposit accounts ...............        5,393         4,981         3,850         3,675         3,565         3,348         3,144

Total accounts ...................        6,891         6,454         5,191         4,975         4,803         4,547         4,283

Net interest income ..............   $    1,390    $    1,305    $    1,288    $    1,209    $    1,100    $    1,007    $      919
Allowance for loan Losses ........   $    1,540    $    1,466    $    1,317    $    1,215    $    1,140    $    1,065    $    1,001
Non-performing assets to loans ...         0.44%         0.83%         0.75%         0.81%         0.60%         0.18%         0.51%
Net Income .......................   $      306    $      267    $      242    $      208    $      181    $      152    $      104
Earnings  per share (Basic) ** ...   $     0.20    $     0.18    $     0.16    $     0.15    $     0.12    $     0.12    $     0.08
Earnings  per share (Diluted) ** .   $     0.19    $     0.17    $     0.15    $     0.14    $     0.11    $     0.11    $     0.08

Equity *** .......................   $   12,379    $   12,103    $   11,745    $   11,549    $   10,223    $    9,379    $    9,185
Book value per share ** ..........   $     8.15    $     7.97    $     7.74    $     7.59    $     7.41    $     7.17    $     6.97

# offices open ...................            5             5             4             4             3             3             3
# offices under construction .....            0             0             1             1             2             1             1
# office sites purchased/
   under contract ................            2             2             1             1             1             2             1
ATM stand alone under contract ...

Full time equivalent personnel ...           59            55            57            50            46            39            38

Average shares adjusted ..........    1,518,206     1,524,807     1,516,824     1,405,979     1,517,515     1,307,483     1,310,933
Average diluted shares ...........    1,581,642     1,587,325     1,563,876     1,455,070     1,575,661     1,347,449     1,345,615


** Adjusted for 15% stock dividends in 2003 and 10% stock dividends in 2002 and 2001.
*** Increases in December 2003, December 2001 and September 2001 equity includes the effect of two stock offerings.